Shareholders’ Equity (Restatement)	12 Months Ended
Mar. 31, 2025
Shareholders’ Equity (Restatement) [Abstract]
SHAREHOLDERS’ EQUITY (RESTATEMENT)

NOTE - 13 SHAREHOLDERS’ EQUITY (RESTATEMENT)

Ordinary Shares

iO3 Cayman was established under the laws of Cayman Islands on August 21, 2023. After the reorganization exercise (see Note 1), iO3 Cayman has an authorized share of 50,000,000 Ordinary Shares of par value US$0.01 each and 15,000,000 Ordinary Shares outstanding.

On August 22, 2024, the Company conducted forward share consolidation and share split as follow:

(a) Share consolidated at the ratio of 1:5, i.e. every 5 ordinary shares were consolidated to 1 ordinary share; and

(b) Share split at the ratio of 8:1, i.e. every 1 ordinary share was subdivided into 8 ordinary shares.

Subsequent to the above exercise, the Company has an authorised share of 80,000,000 ordinary shares of par value US$0.00625 each and 24,000,000 ordinary shares outstanding. All share and per share data prior to August 22, 2024 have been retroactively adjusted to reflect the forward share consolidation and share split throughout these consolidated financial statements.

iO3 Cayman is authorized to issue one class of Ordinary Share.

The holders of iO3 Cayman’s Ordinary Share are entitled to the following rights:

Voting Rights: Each share of iO3 Cayman’s Ordinary Share entitles its holder to one vote per share on all matters to be voted or consented upon by the shareholders. Holders of iO3 Cayman’s Ordinary Shares are not entitled to cumulative voting rights with respect to the election of directors.

Dividend Right: Subject to limitations under Cayman law and preferences that may apply to any shares of preferred share that iO3 Cayman may decide to issue in the future, holders of iO3 Cayman’s Ordinary Share are entitled to receive ratably such dividends or other distributions, if any, as may be declared by the Board of iO3 Cayman out of funds legally available therefor.

Liquidation Right: In the event of the liquidation, dissolution or winding up of our business, the holders of iO3 Cayman’s Ordinary Share are entitled to share ratably in the assets available for distribution after the payment of all of the debts and other liabilities of iO3 Cayman, subject to the prior rights of the holders of iO3 Cayman’s preferred share.

Other Matters: The holders of iO3 Cayman’s Ordinary Share have no subscription, redemption or conversion privileges. iO3 Cayman’s Ordinary Share does not entitle its holders to preemptive rights. All of the outstanding shares of iO3 Cayman’s Ordinary Share are fully paid and non-assessable. The rights, preferences and privileges of the holders of iO3 Cayman’s Ordinary Share are subject to the rights of the holders of shares of any series of preferred share which iO3 Cayman may issue in the future.

Dividend Distribution

	March 31, 2025	March 31, 2024
Declared and paid during the financial year ended

Dividends on ordinary shares:
Interim exempt (one-tier) dividends of Nil (March 31, 2024: $1.98 cents) per share	$-	$292,500